UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Planar Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 13, 2015, Planar Systems, Inc. (the “Company”) sent memoranda to various customers, suppliers and media regarding the proposed merger between the Company and an affiliate of Leyard Optoelectronic Co. Ltd. A copy of the communications follows.

NORTH AMERICAN CUSTOMER MEMO

To: North American customers

From: Adam Schmidt, VP Sales, North America

Planar announced today that we have entered into a definitive merger agreement with Leyard Optoelectronic Co. Ltd., pursuant to which a U.S. affiliate of Leyard will acquire all of the common stock of Planar. You can read more about the transaction and its potential implications here [http://investor.planar.com/phoenix.zhtml?c=111133&p=irol-newsArticle&ID=2079254].

As a valued customer and partner of Planar, I wanted to provide you more information as we work through shareholder approvals and other specified closing conditions, anticipating completion of the transaction in the coming months:

•	In our discussions with Leyard management, they were attracted to Planar’s strong selling and marketing organizations, customer relationships, history of innovation and overall organizational strength. The Planar executive team that has been guiding the company will remain in place, as Planar will continue to operate as a full service entity under the Leyard umbrella once the transaction closes. The Planar employees you rely on in service, marketing, sales operations, credit, and throughout the company are still here to support you.

•	Until the time of the close, Planar and Leyard are two separate companies, with distinct product portfolios and strategies for sales and promotion. Planar does not have access to the Leyard product portfolio or vice versa at this time. Once the transaction is closed we will make decisions on the optimal way to bring the best value to you in terms of products, technology, service and support. As we make those decisions, we will announce them to you via our sales team, Channel Newsletter distributions, in industry publications, and at trade shows and events, as we always have.

•	Together, we have delivered outstanding video solutions to thousands of customers. This transaction can add to our abilities to offer you ever-improving technology, products and service. As we contemplate the opportunities for the combined organization, one thing is clear: exciting times are ahead!

If you have questions regarding this announcement, contact your sales manager or myself.

We look forward to helping you grow your business in the coming years as we continue to get bigger, better, and bolder!

All our best –

Adam

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between Planar Systems, Inc. (the “Company”) and Leyard American Corporation, may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, operating results and business generally and other risks and uncertainties described under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2015. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Leyard American Corporation. In connection with the proposed merger transaction, the Company plans to file with the United States Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents. Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.planar.com or by directing a request to: Planar Systems, Inc., 1195 NW Compton Drive, Beaverton, Oregon 97006, Attn: Investor Relations, 503-748-8911, invest@planar.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 9, 2015.

INTERNATIONAL CUSTOMER MEMO

To: Customers outside of North America

From: Robert Stewart, VP Sales, International

Planar announced today that we have entered into a definitive merger agreement with Leyard Optoelectronic Co. Ltd., pursuant to which a U.S. affiliate of Leyard will acquire all of the common stock of Planar. You can read more about the transaction and its potential implications here [http://investor.planar.com/phoenix.zhtml?c=111133&p=irol-newsArticle&ID=2079254].

As a valued customer and partner of Planar, I wanted to provide you more information as we work through shareholder approvals and other specified closing conditions, anticipating completion of the transaction in the coming months:

•	In our discussions with Leyard management, they were attracted to Planar’s strong selling and marketing organizations, customer relationships, history of innovation and overall organizational strength. The Planar executive team that has been guiding the company will remain in place, as Planar will continue to operate as a full service entity under the Leyard umbrella once the transaction closes. The Planar employees you rely on in service, marketing, sales operations, credit, and throughout the company are still here to support you.

•	Until the time of the close, Planar and Leyard are two separate companies, with distinct product portfolios and strategies for sales and promotion. Planar does not have access to the Leyard product portfolio or vice versa at this time. Once the transaction is closed we will make decisions on the optimal way to bring the best value to you in terms of products, technology, service and support. As we make those decisions, we will announce them to you via our sales team, Channel Newsletter distributions, in industry publications, and at trade shows and events, as we always have.

•	Together, we have delivered outstanding video solutions to thousands of customers. This transaction can add to our abilities to offer you ever-improving technology, products and service. As we contemplate the opportunities for the combined organization, one thing is clear: exciting times are ahead!

If you have questions regarding this announcement, contact your sales manager or myself.

We look forward to helping you grow your business in the coming years as we continue to get bigger, better, and bolder!

All our best –

Rob Stewart

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between Planar Systems, Inc. (the “Company”) and Leyard American Corporation, may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, operating results and business generally and other risks and uncertainties described under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2015. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Leyard American Corporation. In connection with the proposed merger transaction, the Company plans to file with the United States Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents. Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.planar.com or by directing a request to: Planar Systems, Inc., 1195 NW Compton Drive, Beaverton, Oregon 97006, Attn: Investor Relations, 503-748-8911, invest@planar.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 9, 2015.

SUPPLIER MEMO

To: Certain suppliers

From: Rob Baumgartner, VP of Operations

Planar announced today that we have entered into a definitive merger agreement with Leyard Optoelectronic Co. Ltd., pursuant to which a U.S. affiliate of Leyard will acquire all of the common stock of Planar. You can read more about the transaction and its potential implications here [http://investor.planar.com/phoenix.zhtml?c=111133&p=irol-newsArticle&ID=2079254].

As a valued supplier and partner of Planar, I wanted to provide you more information as we work through shareholder approvals and other specified closing conditions, anticipating completion of the transaction in the coming months:

•	Your contacts at Planar, from development to product management to procurement, remain in place. Planar’s executive management team is still at the helm and will remain so after the transaction is complete.

•	Until the transaction is closed, Planar and Leyard are two separate companies and will continue to act as two separate companies. After the transaction closes, Planar will be a stand-alone company under the Leyard umbrella. You will continue to transact business with Planar Systems, Inc.

•	Leyard was attracted to Planar because of our strong selling and marketing organization and customer relationships, as well as our history of innovation made possible by great supplier relationships. As we contemplate the strengths of the combined organization, one thing is clear: exciting times are ahead!

If you have questions regarding this announcement, contact your Planar commodity manager or myself.

We look forward to helping you grow your business in the coming years as we continue to get bigger, better, and bolder!

All our best –

Rob

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between Planar Systems, Inc. (the “Company”) and Leyard American Corporation, may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, operating results and business generally and other risks and uncertainties described under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2015. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Leyard American Corporation. In connection with the proposed merger transaction, the Company plans to file with the United States Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents. Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.planar.com or by directing a request to: Planar Systems, Inc., 1195 NW Compton Drive, Beaverton, Oregon 97006, Attn: Investor Relations, 503-748-8911, invest@planar.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 9, 2015.

MEDIA ALERT

To: Certain media outlets, editors, and journalists

From: Jennifer Davis, VP of marketing and product strategy

Planar announced today that we have entered into a definitive merger agreement with Leyard Optoelectronic Co. Ltd., pursuant to which a U.S. affiliate of Leyard will acquire all of the common stock of Planar. You can read more about the transaction and its potential implications here [http://investor.planar.com/phoenix.zhtml?c=111133&p=irol-newsArticle&ID=2079254].

As a long-time partner to Planar, I wanted to provide you more information as we work through shareholder approvals and specified closing conditions, anticipating completion of the transaction in the coming months:

•	In our discussions with Leyard management, they were attracted to Planar’s strong selling and marketing organizations, customer relationships, history of innovation and overall organizational strength. The Planar executive team that has been guiding the company will remain in place, as Planar will continue to operate as a full service entity under the Leyard umbrella once the transaction closes.

•	Until the time of the close, Planar and Leyard are two separate companies. After the transaction closes, Planar will be a stand-alone company under the Leyard umbrella. You will continue to hear from Planar management about new product innovations, industry trends, and upcoming events.

•	Leyard was attracted to Planar because of our strong selling and marketing organization and customer relationships, as well as our history of innovation. Leyard is a market leading supplier of fine-pitch LED video wall technology, which is an explosive growth category in AV. As we contemplate the strengths of the combined organization, one thing is clear: exciting times are ahead!

If you have questions regarding this announcement, contact Ryan Gray, Planar’s CFO. For questions about Planar product offerings and market strategy, contact me or call in for the conference call.

We look forward to sharing progress with you along the way as Planar gets bigger, better, and bolder!

All our best –

Jennifer

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between Planar Systems, Inc. (the “Company”) and Leyard American Corporation, may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, operating results and business generally and other risks and uncertainties described under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2015. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Leyard American Corporation. In connection with the proposed merger transaction, the Company plans to file with the United States Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents. Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.planar.com or by directing a request to: Planar Systems, Inc., 1195 NW Compton Drive, Beaverton, Oregon 97006, Attn: Investor Relations, 503-748-8911, invest@planar.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 9, 2015.